SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2003

MISSISSIPPI CHEMICAL CORPORATION
(Exact name of Registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	001-12217 (Commission File Number)	64-0292638 (I.R.S. Employer Identification Number)
3622 Highway 49 East Yazoo City, Mississippi (Address of principal executive offices)		39194 (Zip code)

Registrant's telephone number, including area code: (662) 746-4131

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

            On September 5, 2003, a representative of the Registrant made the following disclosures to an industry trade publication regarding the status of the Registrant's debtor-in-possession financing (the "DIP") and financial resources: (a) although the Registrant and its pre-petition secured lenders (the "Lenders") were in agreement as to the terms of the DIP, the Bankruptcy Court (the "Court") objected to certain terms of the DIP and denied the Registrant's motion to approve the DIP on August 13, 2003; (b) since such date, the Registrant has worked with the Lenders to amend the terms of the DIP that the Court found objectionable; (c) the Registrant expects to reach an agreement with the Lenders on an amended DIP that is responsive to the Court's stated objections; and (d) the Registrant has adequate financial resources to maintain its current operations until the time that the Registrant expects the DIP to be approved. Notwithstanding the foregoing, there can be no assurance that an agreement with the Lenders can be reached or that the Court will approve such an amended DIP.

             Forward-Looking Statements

            Except for the historical statements and discussion contained herein, statements set forth in this report constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "expects," "believes," "plans," "anticipates," "estimates," "potential," or "continue," the negatives of such words, or other comparable terminology. Since these forward-looking statements rely on a number of assumptions concerning future events, risks and other uncertainties that are beyond our ability to control, readers are cautioned that actual results may differ materially from such forward-looking statements. Future events, risks and uncertainties that could cause a material difference in such results include, but are not limited to, (i) the ability of the Company to operate pursuant to the terms of the cash collateral order, (ii) operating constraints, costs and uncertainties associated with the bankruptcy proceedings, (iii) the ability of the Company to develop, prosecute, confirm and consummate a plan of reorganization with respect to the case, (iv) the ability of the Company to receive trade credit, (v) the ability of the Company to maintain contracts that are critical to its operations, (vi) changes in matters which affect the global supply and demand of fertilizer products, (vii) the volatility of the natural gas market, (viii) a variety of conditions in the agricultural industry such as grain prices, planted acreage, projected grain stock, U. S. government policies, weather, and changes in agricultural production methods, (ix) possible unscheduled plant outages and other operating difficulties, (x) price competition and capacity expansions and reductions from both domestic and international competitors, (xi) foreign government agricultural policies (in particular, the policies of the governments of India and China regarding fertilizer imports), (xii) the relative unpredictability of international and local economic conditions, (xiii) the relative value of the U.S. dollar, (xiv) regulations regarding the environment and the sale and transportation of fertilizer products, (xv) oil costs and the impact of war in the Middle East, (xvi) the continuing efficacy of unfair trade remedies, and the outcome of pending unfair trade remedy (antidumping) cases, and (xvii) other important factors affecting the fertilizer industry and us as detailed in Item 1 under the heading "Certain Business Factors" and elsewhere in our most recent Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MISSISSIPPI CHEMICAL CORPORATION

By: /s/ Timothy A. Dawson
Name: Timothy A. Dawson
Title: Senior Vice President and Chief Financial Officer

Date: September 5, 2003